UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 30, 2009

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-51689	88-0456274
(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Sage Road, Suite 200
Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

 (Former name or former address, if changed since last report.)

(713) 625-7800
(Telephone number, including area code)

ITEM 2.02      Results of Operations and Financial Condition

On September 30, 2009, the board of directors of Exobox Technologies Corp. (the “Company”) determined that due to a lack of financial resources, it will explore the sale of core and non-core assets, employee lay-offs, and/or cessation of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/Kevin P. Regan
Kevin P. Regan, Chief Executive Officer

Dated: September 30, 2009